EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2009 OPERATING RESULTS

Houston, TEXAS (July 30, 2009) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2009.

“We are pleased to report that Camden’s second quarter operating results were better than expected,” said Richard J. Campo, Chairman and Chief Executive Officer.  “Funds from operations (“FFO”) for the second quarter totaled $0.78 per diluted share, excluding a $0.06 per diluted share non-recurring charge related to early retirement of secured debt which was not included in prior guidance.  We are also pleased to announce that we are maintaining the midpoint of both our FFO and same-property net operating income (“NOI”) guidance.”

Funds From Operations
FFO for the second quarter of 2009 totaled $0.72 per diluted share or $46.6 million, as compared to $0.94 per diluted share or $54.9 million for the same period in 2008.  FFO for the six months ended June 30, 2009 totaled $1.60 per diluted share or $98.2 million, as compared to $1.83 per diluted share or $107.2 million for the same period in 2008.  FFO for the three and six months ended June 30, 2009 included a $0.06 per diluted share impact from losses related to early retirement of secured debt, partially offset by a $0.02 per share impact from gains related to early retirement of unsecured debt which was included in prior guidance.  FFO for the three and six months ended June 30, 2008 included a $0.04 per diluted share impact from gains related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $18.3 million or $0.30 per diluted share for the second quarter of 2009, as compared to $17.3 million or $0.31 per diluted share for the same period in 2008.  EPS for the three months ended June 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt. EPS for the three months ended June 30, 2008 included a $0.15 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from gains related to early retirement of debt.

For the six months ended June 30, 2009, net income attributable to common shareholders totaled $24.5 million or $0.41 per diluted share, as compared to $32.2 million or $0.57 per diluted share for the same period in 2008.  EPS for the six months ended June 30, 2009 included a $0.29 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt. EPS for the six months ended June 30, 2008 included a $0.28 per diluted share impact from gain on sale of properties including discontinued operations, and a $0.04 per diluted share impact from gains related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,670 apartment homes included in consolidated same-property results, second quarter 2009 same-property NOI declined 7.7% compared to the second quarter of 2008, with revenues declining 2.3% and expenses increasing 7.1%.  On a sequential basis, second quarter 2009 same-property NOI declined 2.4% compared to the first quarter of 2009, with revenues declining 0.1% and expenses increasing 3.8% compared to the prior quarter.  On a year-to-date basis, 2009 same-property NOI declined 5.8%, with revenues declining 1.4% and expenses increasing 6.3% compared to the same period in 2008. Same-property physical occupancy levels for the portfolio averaged 94.2% during the second quarter of 2009, compared to 94.6% in the second quarter of 2008 and 93.6% in the first quarter of 2009.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
During the second quarter, the Company completed lease-up on Camden Cedar Hill in Austin, TX.  As of June 30, 2009, construction had been completed on all of Camden’s wholly-owned development projects, with no material obligations remaining to fund.  The Company currently has five wholly-owned apartment communities completed and in lease-up:  Camden Potomac Yard in Arlington, VA, a $104.8 million project that is currently 84% leased; Camden Summerfield in Landover, MD, a $62.6 million project that is currently 93% leased; Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 81% leased; Camden Whispering Oaks in Houston, TX, a $27.4 million project that is currently 92% leased; and Camden Dulles Station in Oak Hill, VA, a $72.2 million project that is currently 67% leased.  The Company also had two joint venture communities which were completed and in lease-up:  Camden College Park in College Park, MD, a $127.9 million project that is currently 84% leased; and Camden Amber Oaks in Austin, TX, a $35.0 million project that is currently 62% leased.

The Company has one joint venture community currently under construction and in lease-up: Braeswood Place in Houston, TX, a $48.6 million joint venture project that is currently 43% leased.  Camden has two additional joint venture communities currently under construction in Houston, TX:  Camden Travis Street, a $39.0 million project, and Belle Meade, a $33.2 million project.  Both projects are scheduled for initial occupancy later in 2009.

Disposition Activity
On June 30, 2009, the Company disposed of Camden West Oaks, a 671-home apartment community in Houston, TX for a total of $28.7 million, resulting in a gain on sale of $16.9 million.

Equity Offering
During the second quarter, Camden completed a public offering of 10,350,000 common shares at a price of $27.50 per share.  The Company received approximately $272.1 million in net proceeds from the offering after deducting the underwriting discount and expenses of the offering.

Debt Repurchases & Retirements
During the quarter, Camden repurchased a total of $182.3 million of senior unsecured notes, resulting in a $1.1 million gain on early retirement of debt.  On June 30, 2009, the Company prepaid $135.3 million of secured mortgage debt originally scheduled to mature in 2010 and 2011, resulting in a $3.8 million loss on early retirement of debt.  Subsequent to quarter-end, the Company retired $81.9 million of senior unsecured notes.  Camden has no remaining debt maturities in 2009 and $137.6 million of debt maturities in 2010.

Earnings Guidance
Camden updated its earnings guidance for 2009 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2009 FFO is expected to be $2.91 to $3.05 per diluted share, and full-year 2009 EPS is expected to be $0.42 to $0.56 per diluted share.  The Company’s previous FFO guidance was $2.87 to $3.09 per diluted share.  Third quarter 2009 earnings guidance is $0.67 to $0.73 per diluted share for FFO and $0.02 to $0.08 per diluted share for EPS.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2009 earnings guidance continues to be based on projections of same-property NOI declines between 4.5% and 7.5%.  Same-property revenue is now expected to decline between 2.0% and 3.5%, compared to a prior estimated decline between 0.5% and 2.5%.  Same-property expense growth is projected between 2.5% and 4.0%, compared to a prior range of 5.0% to 6.25%.  A reconciliation of expected net income attributable to common shareholders to expected FFO is included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 31, 2009 at 11:00 a.m. Central Time to review its second quarter 2009 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (domestic) or (412) 317-9250 (international) by 10:50 a.m. Central Time and enter passcode: 9120864, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 182 properties containing 62,946 apartment homes across the United States. Upon completion of three properties under development, the Company’s portfolio will increase to 63,658 apartment homes in 185 properties. Camden was recently named by FORTUNE® Magazine for the second consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2009	2008	2009	2008
Property revenues
Rental revenues	$135,800	$136,555	$272,300	$270,818
Other property revenues	21,657	18,972	42,189	36,173
Total property revenues	157,457	155,527	314,489	306,991

Property expenses
Property operating and maintenance	44,562	40,218	86,845	79,397
Real estate taxes	18,532	17,831	37,064	35,112
Total property expenses	63,094	58,049	123,909	114,509

Non-property income
Fee and asset management income	2,244	2,131	4,275	4,543
Interest and other income	1,097	1,092	1,832	2,425
Income (loss) on deferred compensation plans	7,660	(639)	3,508	(9,180)
Total non-property income (loss)	11,001	2,584	9,615	(2,212)

Other expenses
Property management	4,542	5,281	9,471	10,181
Fee and asset management	1,303	1,696	2,438	3,421
General and administrative	7,246	8,414	15,478	16,374
Interest	34,002	33,286	66,247	65,859
Depreciation and amortization	43,888	43,190	87,868	84,706
Amortization of deferred financing costs	857	589	1,674	1,323
Expense (benefit) on deferred compensation plans	7,660	(639)	3,508	(9,180)
Total other expenses	99,498	91,817	186,684	172,684

Income from continuing operations before gain on sale of properties, including land, gain (loss) on early retirement of debt, and equity in
income (loss) of joint ventures	5,866	8,245	13,511	17,586
Gain on sale of properties, including land	-	-	-	1,106
Gain (loss) on early retirement of debt	(2,716)	2,298	(2,550)	2,298
Equity in income (loss) of joint ventures	222	(474)	630	(521)
Income from continuing operations before income taxes	3,372	10,069	11,591	20,469
Income tax expense - current	(347)	(160)	(646)	(433)
Income from continuing operations	3,025	9,909	10,945	20,036
Income from discontinued operations	575	1,712	1,160	3,392
Gain on sale of discontinued operations	16,887	8,549	16,887	14,676
Net income	20,487	20,170	28,992	38,104
Less net income allocated to noncontrolling interests	(422)	(1,126)	(943)	(2,395)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$20,487	$20,170	$28,992	$38,104
Other comprehensive income (loss)
Unrealized gain (loss) on cash flow hedging activities	1,361	15,623	(1,574)	(3,802)
Reclassification of net losses on cash flow hedging activities	5,469	2,640	10,744	3,970
Comprehensive income	27,317	38,433	38,162	38,272
Less net income allocated to noncontrolling interests	(422)	(1,126)	(943)	(2,395)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Comprehensive income attributable to common shareholders	$25,145	$35,557	$33,719	$32,377

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.30	$0.31	$0.42	$0.58
Net income attributable to common shareholders - diluted	0.30	0.31	0.41	0.57
Income from continuing operations attributable to common shareholders - basic	0.01	0.12	0.11	0.25
Income from continuing operations attributable to common shareholders - diluted	0.01	0.12	0.11	0.25

Weighted average number of common and
common equivalent shares outstanding:
Basic	61,499	55,351	58,542	55,158
Diluted	61,499	56,033	59,025	55,829

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2009	2008	2009	2008

Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Real estate depreciation and amortization from continuing operations	42,863	42,295	85,873	82,948
Real estate depreciation from discontinued operations	-	1,114	-	2,399
Adjustments for unconsolidated joint ventures	1,961	1,715	3,877	3,254
Income allocated to noncontrolling interests	321	1,004	742	2,160
(Gain) on sale of operating properties, net of taxes	-	-	-	(1,106)
(Gain) on sale of discontinued operations	(16,887)	(8,554)	(16,887)	(14,666)
Funds from operations - diluted	$46,573	$54,868	$98,154	$107,198

PER SHARE DATA
Funds from operations - diluted	$0.72	$0.94	$1.60	$1.83
Cash distributions	0.45	0.70	1.15	1.40

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	64,357	58,612	61,430	58,578

PROPERTY DATA
Total operating properties (end of period) (a)	182	182	182	182
Total operating apartment homes in operating properties (end of period) (a)	62,946	63,612	62,946	63,612
Total operating apartment homes (weighted average)	50,846	51,957	50,767	51,860
Total operating apartment homes - excluding discontinued operations (weighted average)	50,175	49,093	50,096	48,924

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008
ASSETS
Real estate assets, at cost
Land	$746,936	$746,935	$744,059	$745,085	$755,200
Buildings and improvements	4,473,906	4,466,296	4,447,587	4,442,067	4,474,749
	5,220,842	5,213,231	5,191,646	5,187,152	5,229,949
Accumulated depreciation	(1,065,861)	(1,023,466)	(981,049)	(952,883)	(935,640)
Net operating real estate assets	4,154,981	4,189,765	4,210,597	4,234,269	4,294,309
Properties under development and land	268,655	258,239	264,188	323,300	333,419
Investments in joint ventures	22,334	15,158	15,106	15,663	14,773
Properties held for sale, including land	6,732	20,696	20,653	9,495	36,152
Total real estate assets	4,452,702	4,483,858	4,510,544	4,582,727	4,678,653
Accounts receivable - affiliates	35,909	36,105	37,000	36,868	36,556
Notes receivable
Affiliates	54,033	58,481	58,109	58,240	53,849
Other	-	-	8,710	8,710	8,710
Other assets, net (a)	92,421	84,905	103,013	111,847	117,599
Cash and cash equivalents	157,665	7,256	7,407	29,517	1,242
Restricted cash	5,190	4,437	5,559	4,971	4,687
Total assets	$4,797,920	$4,675,042	$4,730,342	$4,832,880	$4,901,296

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,728,150	$2,151,492	$2,103,187	$2,096,285	$2,400,027
Secured	969,668	680,631	729,209	727,235	539,328
Accounts payable and accrued expenses	65,012	73,250	82,575	86,668	77,441
Accrued real estate taxes	30,154	19,113	23,600	40,664	30,664
Other liabilities (b)	132,763	137,397	149,554	124,915	129,471
Distributions payable	33,050	43,136	42,936	42,968	42,965
Total liabilities	2,958,797	3,105,019	3,131,061	3,118,735	3,219,896

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	769	666	660	660	660
Additional paid-in capital	2,517,788	2,242,940	2,237,703	2,232,436	2,230,119
Distributions in excess of net income attributable to common shareholders	(357,168)	(345,481)	(312,309)	(238,301)	(272,294)
Notes receivable secured by common shares	(287)	(291)	(295)	(298)	(302)
Treasury shares, at cost	(462,751)	(462,751)	(463,209)	(463,108)	(463,574)
Accumulated other comprehensive loss (c)	(41,886)	(48,716)	(51,056)	(17,423)	(15,955)
Total common shareholders' equity	1,656,465	1,386,367	1,411,494	1,513,966	1,478,654
Noncontrolling interest	84,733	85,731	89,862	102,254	104,821
Total shareholders' equity	1,741,198	1,472,098	1,501,356	1,616,220	1,583,475
Total liabilities and shareholders' equity	$4,797,920	$4,675,042	$4,730,342	$4,832,880	$4,901,296

(a) includes:
net deferred charges of:	$12,108	$10,061	$10,505	$11,388	$9,434

(b) includes:
deferred revenues of:	$3,183	$2,402	$2,640	$2,940	$2,747
distributions in excess of investments in joint ventures of:	$30,287	$31,318	$30,105	$27,977	$26,022
fair value adjustment of derivative instruments:	$41,797	$48,693	$51,068	$17,511	$15,955

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Real estate depreciation and amortization from continuing operations	42,863	42,295	85,873	82,948
Real estate depreciation from discontinued operations	-	1,114	-	2,399
Adjustments for unconsolidated joint ventures	1,961	1,715	3,877	3,254
Income allocated to noncontrolling interests	321	1,004	742	2,160
(Gain) on sale of operating properties, net of taxes	-	-	-	(1,106)
(Gain) on sale of discontinued operations	(16,887)	(8,554)	(16,887)	(14,666)
Funds from operations - diluted	$46,573	$54,868	$98,154	$107,198

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	61,499	56,033	59,025	55,829
FFO diluted	64,357	58,612	61,430	58,578

Net income attributable to common shareholders - diluted	$0.30	$0.31	$0.41	$0.57
FFO per common share - diluted	$0.72	$0.94	$1.60	$1.83

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q09 Range		2009 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.02	$0.08	$0.42	$0.56
Expected difference between EPS and fully diluted FFO shares	0.00	0.00	(0.02)	(0.02)
Expected real estate depreciation	0.62	0.62	2.62	2.62
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.00	0.00	0.02	0.02
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	(0.26)	(0.26)
Expected FFO per share - diluted	0.67	0.73	$2.91	$3.05

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Fee and asset management income	(2,244)	(2,131)	(4,275)	(4,543)
Interest and other income	(1,097)	(1,092)	(1,832)	(2,425)
Income (loss) on deferred compensation plans	(7,660)	639	(3,508)	9,180
Property management expense	4,542	5,281	9,471	10,181
Fee and asset management expense	1,303	1,696	2,438	3,421
General and administrative expense	7,246	8,414	15,478	16,374
Interest expense	34,002	33,286	66,247	65,859
Depreciation and amortization	43,888	43,190	87,868	84,706
Amortization of deferred financing costs	857	589	1,674	1,323
Expense (benefit) on deferred compensation plans	7,660	(639)	3,508	(9,180)
Gain on sale of properties, including land	-	-	-	(1,106)
Gain (loss) on early retirement of debt	2,716	(2,298)	2,550	(2,298)
Equity in income (loss) of joint ventures	(222)	474	(630)	521
Less income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Net income allocated to noncontrolling interests	422	1,126	943	2,395
Income tax expense - current	347	160	646	433
Income from discontinued operations	(575)	(1,712)	(1,160)	(3,392)
Gain on sale of discontinued operations	(16,887)	(8,549)	(16,887)	(14,676)
Income from discontinued operations allocated to common units	-	-	-	-
Net Operating Income (NOI)	$94,363	$97,478	$190,580	$192,482

"Same Property" Communities	$78,905	$85,497	$159,777	$169,581
Non-"Same Property" Communities	11,197	9,647	23,048	18,610
Development and Lease-Up Communities	2,996	124	5,548	68
Redevelopment Communities	690	772	1,394	1,531
Dispositions / Other	575	1,438	813	2,692
Net Operating Income (NOI)	$94,363	$97,478	$190,580	$192,482

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and net income allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Interest expense	34,002	33,463	66,247	66,239
Amortization of deferred financing costs	857	589	1,674	1,323
Depreciation and amortization	43,888	43,190	87,868	84,706
Less income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Net income allocated to noncontrolling interests	422	1,126	943	2,395
Income tax expense - current	347	160	646	433
Real estate depreciation and amortization from discontinued operations	-	1,121	-	2,414
Gain on sale of properties, including land	-	-	-	(1,106)
Gain (loss) on early retirement of debt	2,716	(2,298)	2,550	(2,298)
Equity in income (loss) of joint ventures	(222)	474	(630)	521
Gain on sale of discontinued operations	(16,887)	(8,549)	(16,887)	(14,676)
EBITDA	$85,188	$88,320	$170,460	$175,660

.